Subordinated Debentures and Trust Preferred Securities	12 Months Ended
Dec. 31, 2011
Subordinated Debentures and Trust Preferred Securities [Abstract]
Subordinated Debentures and Trust Preferred Securities
Note H - Subordinated Debentures and Trust Preferred Securities

    On September 7, 2000, a trust formed by Ohio Valley issued $5,000 of 10.6% fixed-rate trust preferred securities as part of a pooled offering of such securities. The Company issued subordinated debentures to the trust in exchange for the proceeds of the offering, which debentures represent the sole asset of the trust. Beginning September 7, 2010, the Company’s subordinated debentures were callable upon demand at a premium of 105.30% with the call price declining .53% per year until reaching a call price of par at year twenty through maturity. The subordinated debentures must be redeemed no later than September 7, 2030. Debt issuance costs of $166 were incurred and capitalized and will amortize as a yield adjustment through expected maturity.

On March 22, 2007, a trust formed by Ohio Valley issued $8,500 of adjustable-rate trust preferred securities as part of a pooled offering of such securities. The rate on these trust preferred securities will be fixed at 6.58% for five years, and then convert to a floating-rate term on March 15, 2012, based on a rate equal to the 3-month LIBOR plus 1.68%. There were no debt issuance costs incurred with these trust preferred securities. The Company issued subordinated debentures to the trust in exchange for the proceeds of the offering. The subordinated debentures must be redeemed no later than June 15, 2037.

On March 26, 2007, the proceeds from these new trust preferred securities were used to pay off $8,500 in higher cost trust preferred security debt that was issued on March 26, 2002. This repayment of $8,500 in trust preferred securities was the result of an early call feature that allowed the Company to redeem the entire amount of these subordinated debentures at par value. These higher cost subordinated debentures, which were floating based on a rate equal to the 3-month LIBOR plus 3.60%, not to exceed 11.00%, were redeemed at a floating rate of 8.97%. The replacement of this higher cost debt was a strategy by management to lower interest expense and improve the net interest margin.

Under the provisions of the related indenture agreements, the interest payable on the trust preferred securities is deferrable for up to five years and any such deferral is not considered a default. During any period of deferral, the Company would be precluded from declaring or paying dividends to shareholders or repurchasing any of the Company's common stock. Under generally accepted accounting principles, the trusts are not consolidated with the Company. Accordingly, the Company does not report the securities issued by the trust as liabilities, and instead reports as liabilities the subordinated debentures issued by the Company and held by the trust. Since the Company's equity interest in the trusts cannot be received until the subordinated debentures are repaid, these amounts have been netted.